SECOND AMENDMENT TO THE

OPERATING AGREEMENT

OF

ILX-BRUNO L.L.C.

An Arizona limited liability company

This Second Amendment to the Operating Agreement of ILX-Bruno LLC, an Arizona limited liability company (Second Amendment) is entered into effective as of the 24th day of July, 2006, by and among ILX Resorts Incorporated, an Arizona corporation (“ILX”) as a Member and as the Manager and James Bruno Enterprises LLC, an Arizona limited liability company as a Member (Bruno).

1.

Amendment.  Paragraph 3.2.1 ( l ) of the Restated First Amendment to the Operating Agreement of ILX-Bruno LLC, an Arizona limited liability company (Restated First Amendment) effective as of the 27th  day of September 2005, is amended in full as set forth below:

”Bruno shall contribute an additional Capital Contribution of $400,000 in good funds by wire to the bank of the Company on or before 2:00 P.M. Mountain Standard Time on Monday, July 24, 2006, for working capital purposes.  Additionally, Bruno shall similarly wire $400,000 to purchase a 2.0% Percentage Interest from ILX, which funds shall be distributed immediately to ILX.  As of the date such funds are received by the Company as aforesaid, the Percentage Interests shall be ILX Resorts Incorporated 88.0% and James Bruno Enterprises LLC 12.0%”.

2.

Full Force and Effect.  Except as modified by this Second Amendment, the Operating Agreement and Restated First Amendment and each of their respective terms and conditions remain in full force and effect.

Members:

Manager:

JAMES BRUNO ENTERPRISES, LLC

ILX RESORTS INCORPORATED,

An Arizona limited liability company

An Arizona corporation

By:  ____________________________

By:  ____________________________

 James A. Bruno

       Joseph P. Martori, Sr.

Its:  Manager

Its:  Chairman and CEO

By:  ____________________________

        Shelly D. Bruno

Its:   Manager

ILX RESORTS INCORPORATED,

An Arizona corporation

By:  ____________________________

        Joseph P. Martori, Sr.

Its:   Chairman and CEO